Exhibit 99.1

WiSA: The New Industry Standard for Immersive Wireless Sound Summit Wireless Technologies, Inc. (NASDAQ: WISA) Fourth Quarter 2019 Results Conference Call as of March 25, 2020

2 NASDAQ: WISA Forward Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business, including the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2020 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are trademarks of Summit Wireless Technologies, Inc. The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners.

3 NASDAQ: WISA Summit Business Update and Year end Review • Impact of 2019 LG Electronics TV partnership • Speakers • Other TV Brands • Beyond TVs: Soundbars, media hubs, dongles and other WiSA Transmitters • Marketing of Products and Consumer Response • COVID - 19 Impact • Financing

4 NASDAQ: WISA WiSA Association: Building a Standard • WiSA (Wireless Speaker and Audio) Association founded by Summit Wireless Technologies • 60+ leading consumer electronics brands meet strict requirements for interoperability • In joint partnership, championing the most reliable, global interoperability standards across the audio industry for high definition, multi - channel, low latency audio AVRs TVs XBOX Windows 10 Surface Pro Sources Speakers iPhone Consumers Win • Greater simplicity • Greater access to content • Lower cost to enable

Product Rollout Speakers

SUMMIT WIRELESS
WiSA

- Axiim XM speakers
- Axiim WM speakers
- Bang and Olufsen speakers
- Enclave Audio CineHome
- Enclave audio CineHome II
- Enclave Audio CineHome Pro
- Harman Citation speakers
- Harman HK Surround speakers
- **Harman New Project in prototype**
- **Speaker Brand X-A Project 1 in pre-prod.**
- **Speaker Brand X-A Project 2 in prototype**
- **Speaker Brand X-B Project 1 in prototype**
- **Speaker Brand X-F Project 1 in prototype**
- **Speaker Brand X-G speakers in production**
- Klipsch Reference Wireless
- System Audio 5 Series
- System Audio 40 Series
- System Audio 60 Series
- **System Audio New Series**
- Savant Smart Audio family of soundbar and speakers
- EC Living speaker family
- Platin Audio Monaco
- **Platin Audio Milan Pre-production**
- Golden Ears speaker family
- **Sharp 8K Speakers Pre-production units**
- **Speaker Brand X-E Pre-production units**
- **TV Brand X-D speakers in design**

In retail market now or by end Q3 2020; ***Blue denotes new items in Q1 2020***

NASDAQ: WISA

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Product Rollout: TVs

SUMMIT WIRELESS
WiSA

Production/Design Engagements For 2020

Transmitting Devices	Status
LG WiSA Ready OLED and Nanocell TVs	USB WiSA Transmitter required
Foxconn 8K TV: Sharp Brand	Mass Production Target Q3 with TX
TV **Brand X-D** 8K	Manufacturing Validation: Internal TX Q3
Bang and Olufsen TVs	Legacy: Internal TX
TV **Brand X-C**	WiSA Ready Laser TVs

In retail market now or by end Q3 2020; ***Blue denotes new items in Q1 2020***

Expansion Continues in 2021

- Incrementally add 4 more TV brand partners
- 8K projects expand to 4K TV product lines
- Speakerless TVs


LG OLED TV AI ThinQ

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Transmitters Seeding Market

SUMMIT WIRELESS
WiSA

Transmitting Devices: Non-TV	Application
• Primare Preamp	(All HDMI)
• Primare Network Center	(All HDMI)
• Axiim Q 4K Media Center	(All HDMI)
• LG Innotek USB WiSA Transmitter	(WiSA Ready devices)
• Axiim LINK USB WiSA Transmitter	(WiSA Ready plus Xbox, PC/MAC)
• Harman Citation Soundbar	(All HDMI)
• **Harman Soundbar #2**	**(All HDMI)**
• Harman HK Streaming Box	(All HDMI)
• Enclave Audio HDMI Dongle	(All HDMI)
• Savant Home Control Soundbar	(All HDMI)
• Almando Multiplay Surround Switch	(All HDMI)
• **WiSA HDMI Hub Q2 Launch**	**(All HDMI)**

In retail market now or by end Q3 2020; ***Blue denotes new items in Q1 2020***

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8 NASDAQ: WISA WiSA Certified HDMI Dongles Market and Top Features Two ODMs Hansong HDMI Tx Tonewinner HDMI Tx Connects to over 800 million TVs in the market through 2020 via HDMI/ARC Wirelessly connects to ALL WiSA Certified speakers from any WiSA member Decodes and transmits from stereo to Dolby Atmos configurations & Mobile app (iOS and Android) for set - up Bass management EQ Speaker volume (each)

Simulated or Real Immersive Sound

SUMMIT WIRELESS
WiSA

"2020 is shaping up to be the year of the wireless home theater … WiSA is on the verge of changing the way we buy, install, and use our home theater gear." DIGITAL TRENDS

- Price points for broader consumer market
- Price points competitive with mid-tier soundbars with sub-woofers
- Expecting to penetrate 2,000 to 3,000 store fronts before Fall selling season

Full Surround Sound 5.1		
Brand	**THX**	**Street/MSRP**
Enclave Audio CineHome Pro	Certified	$1,495/$1,495
Enclave Audio CineHome		$999/$999
Platin Audio Monaco	Tuned By	$699/$999
Platin Audio Milan (Q3'20)		$599/$799
Enclave Audio CineHome		$469/$999

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10 NASDAQ: WISA Marketing & Awareness Best Buy/Magnolia Home Theater Display Promotions beginning at retail: Klipsch and Axiim bundles: 10% Savings on 3.1 Bundles Promotions beginning online: PROMO INFO: Get as low as 0% APR Financing now through March 31, 2020. Details at Klipsch.com/affirm .

11 NASDAQ: WISA Marketing & Awareness LG Electronics Web s ite BUY NOW button connects directly to Best Buy website

12 NASDAQ: WISA Marketing & Awareness Klipsch Web s ite • Educational Videos • Multiple System Configurations • Partnership with LG and Axiim

13 NASDAQ: WISA Marketing & Awareness Harman Stores: Heavy Promotion of Citation Product Line

14 NASDAQ: WISA Increasing Consumer Interest WiSA Association Web Traffic • ~40+% of the unique users ( UUs ) clicked a member’s “Buy Now” or “Learn More” link • Members designing landing pages to promote products to these interested consumer • Dramatic UU growth: Total and Ave. Daily • 32,300+ UUs, 415 per day in Q1 2020** • 19,200+ UUs , 214 per day in Q4 2019 • 3,400+ UUs , 38 per day in Q3 2019 * Unique users (UUs) is defined as individuals who visited WiSAAssociation.org during a set period of time. The Association is able to identify and measure the number of UUs using Google analytics. ** From Jan. 1, 2020 to Mar. 18, 2020 1,199 2,259 3,434 19,217 32,332 0 50 100 150 200 250 300 350 400 450 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 YTD 3/18/20 Total Uniques Avg. Daily Unique Visitors Dramatic Unique Visitor Growth

15 NASDAQ: WISA Increasing WiSA Association Membership OTHER KEY PARTNERS TRANSMIT + SPEAKER PARTNERS ( ) ( ) TV PARTNERS ( ) System Audio A/S

16 NASDAQ: WISA Impact of COVID - 19 & Response • Long - term • Consumer preference for wireless continues • Has not impacted project starts but modifies launch dates maybe a couple of months • Has not impacted the sales effort around retail placement by our customers • Near - term • Social distancing increasing home entertainment usage? • Government checks? • Received replenishment orders from some of the Fall product launches • Supply chain interruptions zero to one month WiSA: Bring the Theater Home Click Here Bring the Entertainment Inside. Leave the Madness Outside. Self - isolating? Social distancing? We hear you. Best NEW Content to Stream from Home

17 NASDAQ: WISA Summit Financial Positioning • Reducing cash burn • Lowering salaries temporarily to manage deal COVID - 19 • CEO 50% • Sr. Mgt 40% • Expense reductions beyond travel • Financing • Raised $1.7M bridge , gross proceeds, in March 2020 • Proxy vote on reverse split • Evaluating next steps, including a variety of financings or strategic options and COVID government loans. • Core Team 30% • Entry Level 15%

18 NASDAQ: WISA Scaling to Critical Mass New products delivering a broader range of solutions • USB & HDMI dongles, media hubs, AV Receivers, TVs, game consoles, PCs Tier 1 Brands investing in marketing resources • New WiSA Ready TM * and WiSA Certified TM products • Promoting WiSA Increasing consumer interest New, mass market price points expand the WiSA market beyond premium audio • Global footprint of distribution of WiSA enabled products: • North American, Europe, Asia all have multiple brands • 2,000 - 3,000 US store fronts

19 NASDAQ: WISA Investment Rationale Global Interoperability Standard IP Portfolio and TM 12 patents issued/pending covering key claims + WiSA™ Paradigm Shifts Create Opportunity Attractive & Highly Scalable Model • Expanding WiSA membership • Launching WiSA Certified and WiSA Ready platforms • Growing retail to 2,000 - 3,000 US store fronts • Increasing multi - brand cross - category marketing accelerating consumer awareness/demand Personal Whole House Immersive Sound Wireless, immersive sound technology for intelligent devices & next - gen home entertainment